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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 18, 2004, in the Registration Statement (Form S-1) and related Prospectus of Unica Corporation.

                                                    /s/ Ernst & Young LLP

Boston, Massachusetts
November 18, 2004